EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.



Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202

Items 74A-75B


75B-$102,710,921


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $992,312
2. Dividends for a second class of open-end company shares                                                         $603,880
3. Dividends for a third class of open-end company shares                                                          $359,090

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $2.104
        2. Dividends from a second class of open-end company shares                                                 $2.203
        3. Dividends from a third class of open-end company shares                                                  $1.820

Item 74

U)      1. Number of shares outstanding                                                                             470,571
        2. Number of shares outstanding for a second class of shares of open-end company shares                     276,414
        3. Number of shares outstanding for a third class of shares of open-end company shares                      195,613

V)      1. Net asset value per share (to the nearest cent)                                                          102.67
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                102.67
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 84.81


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $42,559
2. Dividends for a second class of open-end company shares                                                          $26,111
3. Dividends for a third class of open-end company shares                                                           $40,612
4. Dividends for a fourth class of open-end company shares                                                          $8,825
5. Dividends for a fifth class of open-end company shares                                                           $18,811

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.326
        2. Dividends from a second class of open-end company shares                                                 $.375
        3. Dividends from a third class of open-end company shares                                                  $.388
        4. Dividends for a fourth class of open-end company shares                                                  $.494
        5. Dividends for a fifth class of open-end company shares                                                   $.321


Item 74

U)      1. Number of shares outstanding                                                                             131,904
        2. Number of shares outstanding for a second class of shares of open-end company shares                     70,410
        3. Number of shares outstanding for a third class of shares of open-end company shares                      106,921
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     18,125
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      59,161

V)      1. Net asset value per share (to the nearest cent)                                                          32.67
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                32.67
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 32.68
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                43.09
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 28.08


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B


74C- $20,989
74E- $617
74F- $119,811,554
74I- $689,689
74J- $6,286
74L- $278,599
74N- $120,807,734
74O- $95,920
74P- $109,629
74R4-$588,836
74T- $120,013,349

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,040,191
2. Dividends for a second class of open-end company shares                                                         $513,860
3. Dividends for a third class of open-end company shares                                                          $294,741
4. Dividends for a fourth class of open-end company shares                                                         $249,604
5. Dividends for a fifth class of open-end company shares							   $92,000

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.515
        2. Dividends from a second class of open-end company shares                                                 $0.539
        3. Dividends from a third class of open-end company shares                                                  $0.541
        4. Dividends for a fourth class of open-end company shares                                                  $1.107
	5. Dividends for a fifth class of open-end company shares						    $0.519

Item 74

U)      1. Number of shares outstanding    									  2,113,205
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,011,255
        3. Number of shares outstanding for a third class of shares of open-end company shares                    584,429
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   238,374
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  179,543

V)      1. Net asset value per share (to the nearest cent)                                                  	  27.45
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  27.45
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  27.46
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  56.39
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  26.50

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $89,175
2. Dividends for a second class of open-end company shares                                                      $40,743
3. Dividends for a third class of open-end company shares                                                       $75,494
4. Dividends for a fourth class of open-end company shares                                                      $83,082
5. Dividends for a fifth class of open-end company shares					                $24,281

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.509
        2. Dividends from a second class of open-end company shares                                             $0.529
        3. Dividends from a third class of open-end company shares                                              $0.539
        4. Dividends for a fourth class of open-end company shares                                              $1.357
	5. Dividends for a fifth class of open-end company shares					        $0.551

Item 74

U)      1. Number of shares outstanding   									180,224
        2. Number of shares outstanding for a second class of shares of open-end company shares                 76,274
        3. Number of shares outstanding for a third class of shares of open-end company shares                  150,967
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 65,858
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			46,767

V)      1. Net asset value per share (to the nearest cent)                                                  	18.63
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	18.63
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	18.63
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	47.75
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		19.38

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $59,216
2. Dividends for a second class of open-end company shares                                                       $19,327
3. Dividends for a third class of open-end company shares                                                        $34,330
4. Dividends for a fourth class of open-end company shares                                                       $44,628
5. Dividends for a fifth class of open-end company shares							 $15,471

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.281
        2. Dividends from a second class of open-end company shares                                              $0.315
        3. Dividends from a third class of open-end company shares                                               $0.329
        4. Dividends for a fourth class of open-end company shares                                               $0.614
	5. Dividends for a fifth class of open-end company shares						 $0.293

Item 74

U)      1. Number of shares outstanding   									 211,209
        2. Number of shares outstanding for a second class of shares of open-end company shares                  60,071
        3. Number of shares outstanding for a third class of shares of open-end company shares                   106,615
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  73,784
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 56,449

V)      1. Net asset value per share (to the nearest cent)                                                  	27.32
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	27.32
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	27.32
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	53.08
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		25.30

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier c000035208

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $58,993
2. Dividends for a second class of open-end company shares                                                        $22,117
3. Dividends for a third class of open-end company shares                                                         $19,496
4. Dividends for a fourth class of open-end company shares                                                        $48,371
5. Dividends for a fifth class of open-end company shares                                                         $36,024

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.276
        2. Dividends from a second class of open-end company shares                                               $.308
        3. Dividends from a third class of open-end company shares                                                $.279
        4. Dividends for a fourth class of open-end company shares                                                $.322
        5. Dividends for a fifth class of open-end company shares                                                 $.658

Item 74

U)      1. Number of shares outstanding                                                                           215,100
        2. Number of shares outstanding for a second class of shares of open-end company shares                   72,458
        3. Number of shares outstanding for a third class of shares of open-end company shares                    71,147
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   151,314
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    60,272

V)      1. Net asset value per share (to the nearest cent)                                                        27.49
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              27.50
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               24.79
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              27.50
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               57.41


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 Sec Identifier C000035207

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $74,555
2. Dividends for a second class of open-end company shares                                                          $26,125
3. Dividends for a third class of open-end company shares                                                           $73,930
4. Dividends for a fourth class of open-end company shares                                                          $26,425
5. Dividends for a fifth class of open-end company shares                                                           $27,839


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.182
        2. Dividends from a second class of open-end company shares                                                 $.897
        3. Dividends from a third class of open-end company shares                                                  $.205
        4. Dividends for a fourth class of open-end company shares                                                  $.730
	5. Dividends for a fifth class of open-end company shares                                                   $.283

Item 74

U)      1. Number of shares outstanding                                                                           414,847
        2. Number of shares outstanding for a second class of shares of open-end company shares                   29,423
        3. Number of shares outstanding for a third class of shares of open-end company shares                    363,350
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   36,801
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    100,124

V)      1. Net asset value per share (to the nearest cent)                                                        16.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              74.23
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               16.40
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              59.97
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               23.43

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $60,460
2. Dividends for a second class of open-end company shares                                                        $10,732
3. Dividends for a third class of open-end company shares                                                         $25,772

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.245
        2. Dividends from a second class of open-end company shares                                               $0.266
        3. Dividends from a third class of open-end company shares                                                $1.084

Item 74

U)      1. Number of shares outstanding                                                                           251,059
        2. Number of shares outstanding for a second class of shares of open-end company shares                   41,519
        3. Number of shares outstanding for a third class of shares of open-end company shares                    24,042

V)      1. Net asset value per share (to the nearest cent)                                                        13.06
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              13.09
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               54.49


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $8,702
2. Dividends for a second class of open-end company shares                                                          $4,179
3. Dividends for a third class of open-end company shares                                                           $4,659

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.049
        2. Dividends from a second class of open-end company shares                                                 $0.076
        3. Dividends from a third class of open-end company shares                                                  $0.240

Item 74

U)      1. Number of shares outstanding                                                                           179,303
        2. Number of shares outstanding for a second class of shares of open-end company shares                   56,055
        3. Number of shares outstanding for a third class of shares of open-end company shares                    19,667

V)      1. Net asset value per share (to the nearest cent)                                                        16.83
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              16.85
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               59.86

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $8,831
2. Dividends for a second class of open-end company shares                                                        $6,580
3. Dividends for a third class of open-end company shares                                                         $6,135
4. Dividends for a fourth class of open-end company shares                                                        $53,549
5. Dividends for a fifth class of open-end company shares                                                         $4,595

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.402
        2. Dividends from a second class of open-end company shares                                               $0.533
        3. Dividends from a third class of open-end company shares                                                $2.233
        4. Dividends from a fourth class of open-end company shares                                               $1.057
        5. Dividends from a fifth class of open-end company shares                                                $0.467

Item 74

U)      1. Number of shares outstanding                                                                             21,880
        2. Number of shares outstanding for a second class of shares of open-end company shares                     12,809
        3. Number of shares outstanding for a third class of shares of open-end company shares                      2,905
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     49,120
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      11,045

V)      1. Net asset value per share (to the nearest cent)                                                           20.47
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 25.59
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    105.33
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     50.67
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     22.32

